Exhibit 10.15

FIRST, SECOND, THIRD AND FOURTH AMENDMENT TO THE EMPLOYMENT AGREEMENT
BETWEEN THE COMPANY AND ANTHONY SPIER

FIRST AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT

     This First Amendment made effective as of February 10, 1999 between ANTHONY SPIER (“Employee”) and WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois CORPORATION (“Company”).

     WHEREAS, Employee and Company entered into an Amended Employment Agreement effective as of February 29, 1996 (the “Amended Employment Agreement”); and

     WHEREAS, Employee and Company desire to amend the Amended Employment Agreement in accordance with the specific terms and provisions set forth in this First Amendment.

     NOW THEREFORE, in consideration of the premises hereto and consideration, the receipt and sufficiency of which is he acknowledged, Employee and Company hereby amend the Amended Employment Agreement as follows:

     1. Paragraph 3 is hereby amended in its entirety to read as follows:

      “3. Term. The term of Employee’s employment hereunder shall be until December 31, 2002.”

     2. Paragraph 4 is hereby amended in its entirety to read as follows:

      “4. Compensation. For all services rendered by Employee, Company agrees to pay Employee a salary from and after the effective date hereof at a minimum annual rate of $232,000, payable in such installments as the parties shall mutually agree, plus such additional compensation as the Board of Directors shall from time to time determine.”

     3. Subparagraph 7(a)(vi) and the second full paragraph of Subparagraph 7(a) are hereby deleted in their entirety.

     4. Subparagraph 12(d) is hereby amended in its entirety to read as follows:

     “The Company will pay the annual fee for the preparation of Employee personal federal and state tax returns.”

     EXCEPT AS AMENDED HEREBY, the Amended Employment Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

Company:	WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois corporation

	By:	/s/ Marshall L. Burman

Title: Chairman, Compensation Committee

Employee:	/s/ Anthony Spier

Anthony Spier

SECOND AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT

     This Second Amendment made effective as of February 11, 2002, between ANTHONY SPIER (“Employee”) and WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois corporation (“Company”).

     WHEREAS Employee and Company entered into an Amended Employment Agreement effective as of February 29, 1996, as amended by that certain First Amendment dated as of February 10, 1999, and as further amended by resolution of the Compensation Committee at its April 24, 2001 meeting (as so amended, the “Employment Agreement”); and

     WHEREAS Employee and Company desire to further amend the Employment Agreement in accordance with the specific terms and provisions set forth in this Second Amendment.

     NOW THEREFORE, in consideration of the premises hereto and consideration, the receipt and sufficiency of, which is hereby acknowledged, Employee and Company hereby an the Employment Agreement as follows:

     Paragraph 3, as previously amended and restated in the First Amendment, is hereby deleted in its entirety and amended in its entirety to read as follows:

      “3. Term. The term of Employee’s employment hereunder shall be until December 31, 2005.”

     EXCEPT AS AMENDED HEREBY, the Employment Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first above written.

Company:	WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois corporation

	By:	/s/ Marshall L. Burman

Title: Chairman, Compensation Committee

Employee:	/s/ Anthony Spier

Anthony Spier

THIRD AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT

     This Third Amendment made effective as of December 18, 2002, between ANTHONY SPIER (“Employee”) and WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois corporation (“Company”).

     WHEREAS, Employee and Company entered into an Amended Employment Agreement effective as of February 29, 1996, as amended by that certain First Amendment dated as of February 10, 1999, and as further amended by resolution of the Compensation Committee at its April 24, 2001 meeting, and as further amended by that certain Second Amendment dated as of February 11, 2002 (as so amended, the “Employment Agreement”); and

     WHEREAS Employee and Company desire to further amend the Employment Agreement in accordance with the specific terms and provisions set forth in this Third Amendment.

     NOW THEREFORE, in consideration of the premises hereto and consideration, the receipt and sufficiency of, which is hereby acknowledged, Employee and Company hereby an the Employment Agreement as follows:

     Paragraph 12(a) is hereby deleted in its entirety and amended in its entirety to read as follows:

      “12(a). Commencing January 1, 2003, the Company shall pay to Employee an automobile allowance of $22,000 per annum, payable in equal monthly installments.”

     EXCEPT AS AMENDED HEREBY, the Employment Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.

Company:	WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois corporation

	By:	/s/ Marshall L. Burman

Title: Chairman, Compensation Committee

Employee:	/s/ Anthony Spier

Anthony Spier

FOURTH AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT

This Fourth Amendment made effective February 8, 2005, between ANTHONY SPIER (“Employee”) and WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois Company (“Company”).

WHEREAS Employee and Company entered into an Amended Employment Agreement effective as of February 29, 1996, as amended by that certain First Amendment to Amended Employment Agreement dated as of February 10, 1999; and as amended by resolution of the Compensation Committee at its April 24, 2001 meeting; and as amended by that certain Second Amendment dated as of February 11, 2002; and as further amended by that certain Third Amendment dated December 18, 2002 (as so amended, the “Employment Agreement”); and

WHEREAS Employee and Company desire to further amend the Employment Agreement in accordance with the specified terms and provisions set forth in this Third Amendment.

NOW THEREFORE, in consideration of the premises hereto and consideration, the receipt and sufficiency of which is hereby acknowledged, Employee and Company hereby amend the Employment Agreement as follows:

Paragraph 3 is hereby amended in its entirety to read as follows:

“3. Term. The term of Employee’s employment hereunder shall be until December 31, 2008.”

EXCEPT AS AMENDED HEREBY, the Employment Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

Company:	WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois corporation

	By:	/s/ Marshall L. Burman

Title: Chairman, Compensation Committee

Employee:	/s/ Anthony Spier

Anthony Spier